Significant Concentrations of Credit Risk	12 Months Ended
Mar. 31, 2014
Significant Concentrations of Credit Risk

31. Significant Concentrations of Credit Risk

The Company and its subsidiaries have established various policies and procedures to manage credit exposure, including initial credit approval, credit limits, collateral and guarantee requirements, obtaining rights of offset and continuous oversight. The Company and its subsidiaries’ principal financial instrument portfolio consists of investment in direct financing leases which are secured by title to the leased assets and installment loans which are secured by assets specifically collateralized in relation to loan agreements. When deemed necessary, guarantees are also obtained. The value and adequacy of the collateral are continually monitored. Consequently, the risk of credit loss from counterparties’ failure to perform in connection with collateralized financing activities is believed to be minimal. The Company and its subsidiaries have access to collateral in case of bankruptcy and other losses. However, a significant decline in real estate markets could result in a decline in fair value of the collateral real estate below the mortgage setting amount, which would expose the Company and certain subsidiaries to unsecured credit risk.

The Company and its subsidiaries make investments in securities for various purposes. The risk of incurring significant losses during a certain period is believed to be minimal due to the diversification in the investment portfolio. However, various factors, including the issuer’s credit risk and market trends, could expose the Company and its subsidiaries to a risk of unexpected loss.

At March 31, 2013 and 2014, no concentration with a single obligor exceeded 1% of the Company’s consolidated total assets. With respect to the Company and its subsidiaries’ credit exposures on a geographic basis, ¥4,723 billion, or 77%, at March 31, 2013 and ¥4,752 billion, or 79%, at March 31, 2014 of the credit risks arising from all financial instruments are attributable to customers located in Japan. The largest concentration of credit risk outside of Japan is exposure attributable to obligors located in the United States. The gross amount of such exposure is ¥777 billion and ¥503 billion as of March 31, 2013 and 2014, respectively. Since the Company and its subsidiaries adopted ASU 2009-16 and ASU 2009-17 on April 1, 2010, which changed the circumstances under which we are required to consolidate certain VIEs, the amounts above in relation to our exposure in the United States mainly include the effect of such consolidated VIEs.

The Company and its subsidiaries run businesses such as development and rental of commercial real estate and office buildings, condominium development and sales, hotel, golf course, and training facility operation. Real estate in development and rental business is mainly recorded in investment in direct financing leases and operating leases. In connection with investment in direct financing leases and operating leases, the percentage of investment in real estate to consolidated total assets is 11.7% and 9.7% as of March 31, 2013 and 2014, respectively.

The Company and its subsidiaries have transportation equipment such as automobile operations and aircraft. Transportation equipment is mainly recorded in investment in direct financing leases and operating leases. In connection with investment in direct financing leases and operating leases, the percentage of investment in transportation equipment to consolidated total assets is 10.4% and 10.9% as of March 31, 2013 and 2014, respectively.

The Company and its subsidiaries provide consumers with housing loans. In connection with installment loans, the percentage of housing loans to consolidated total assets is 10.9% and 10.8% as of March 31, 2013 and 2014, respectively.